Exhibit 10.9

HOME PLATE ACQUISITION CORPORATION

P.O. Box 1314

New York, NY 10028

September 29, 2021

RE: Investment Agreement

Ladies and Gentlemen:

This agreement (the “Agreement”) is entered into on the date set forth above by and among the purchaser(s) listed on the signature page hereto (the “Purchaser”), Home Plate Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and Home Plate Acquisition Corporation, a Delaware corporation (the “Company”). As used in this Agreement, the term “Purchaser” means all entities purchasing Shares under this Agreement. In the event that there is more than one Purchaser under this Agreement and Purchaser has any obligations or makes any covenants, representations or warranties under this Agreement, the same shall be deemed to be made severally and not jointly by each Purchaser hereunder. This Agreement may be executed by an investment manager on behalf of managed funds and/or accounts, and for the avoidance of doubt, such fund or account shall, severally and not jointly, be deemed the Purchaser hereunder.

Pursuant to the terms hereof, the Sponsor hereby accepts the offer the Purchaser has made to purchase, the number of shares of Class B common stock, $0.0001 par value per share of the Company set forth next to its name on the signature page hereto (the “Shares”) at a purchase price of $0.0043 per Share. The Purchaser shall purchase the Shares from the Sponsor, all of which are subject to forfeiture by the Purchaser solely to the extent as set forth in Section 3 of this Agreement. Pursuant to the Company’s certificate of incorporation (as currently in effect and as it hereafter may be amended and/or restated, the “Charter”), upon the Company’s consummation of an initial business combination, shares of Class B common stock (including the Shares) will convert into shares of Class A common stock on a one-for-one basis, subject to adjustment, upon the terms and conditions sets forth in such document. The Company’s, the Sponsor’s and the Purchaser’s agreements regarding such Shares are as follows:

1. Purchase of Securities.

1.1 Purchase of Shares. For the sum of $[        ] (the “Purchase Price”), which the Sponsor acknowledges receiving by wire transfer of immediately available funds, the Sponsor hereby agrees to transfer the Shares to the Purchaser, and the Purchaser hereby purchases the Shares from the Sponsor, subject to forfeiture solely to the extent provided for in Section 3 hereof, on the terms and subject to the conditions set forth in this Agreement. Concurrently with the execution by the parties of this Agreement, the Sponsor shall effect (or cause the Company to effect) delivery of the Shares in book-entry form to Purchaser or, as directed by Purchaser in writing, to one or more of its designated financial institutions, brokerage firms or other entities. At or promptly following the consummation of the IPO, the Sponsor shall (or shall cause the Company to) deliver to Purchaser documentary evidence from the Company’s transfer agent (such as a “screen shot”) of the recordation in Purchaser’s name (or in the name of one or more accounts designated by Purchaser) of the Shares. For the avoidance of doubt, Shares are not convertible into or exchangeable for, either at the election of the Purchaser or otherwise, shares of Class A common stock at any time prior to the completion of a business combination.

2. Representations, Warranties and Agreements.

2.1 Purchaser’s Representations, Warranties and Agreements. To induce the Sponsor to sell the Shares to the Purchaser, the Purchaser hereby represents and warrants to the Sponsor and the Company and agrees with the Sponsor and the Company as follows:

2.1.1 No Government Recommendation or Approval. The Purchaser understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of the Purchaser, (ii) any agreement, indenture or instrument to which the Purchaser is a party or (iii) any law, statute, rule or regulation to which the Purchaser is subject, or any agreement, order, judgment or decree to which the Purchaser is subject, except in the case of clauses (ii) and (iii), that would not reasonably be expected to prevent the Purchaser from fulfilling its obligations under this Agreement.

2.1.3 Organization and Authority. The Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and possesses all requisite power and authority necessary to enter into this Agreement and to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Purchaser and the other parties hereto, this Agreement is a legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4 Experience, Financial Capability and Suitability. The Purchaser is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares and (ii) able to bear the economic risk of its investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Shares are sold pursuant to: (x) an effective registration statement under the Securities Act or (y) an exemption from registration available with respect to such sale. The Purchaser understands that the purchase of the Shares involves a high degree of risk which could cause the Purchaser to lose all or part of its investment. The Purchaser is able to afford a complete loss of the Purchaser’s investment in the Shares.

2.1.5 Access to Information; Independent Investigation. Prior to the execution of this Agreement, the Purchaser has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, the Purchaser has relied solely on the Purchaser’s own knowledge and understanding of the Company and its business based upon the Purchaser’s own due diligence investigation and the information furnished pursuant to this paragraph or as described in this paragraph. The Purchaser understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to or as described in this Section 2 and the Purchaser has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

2.1.6 Accredited Investor. The Purchaser represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and acknowledges the sale contemplated hereby is being made by the Sponsor in reliance on an exemption under the Securities Act only to persons who are “accredited investors” within the meaning of Rule 501(a) of Regulation D under the Securities Act or similar exemptions under state law.

2.1.7 Investment Purposes. The Purchaser is purchasing the Shares solely for investment purposes, for the Purchaser’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder engaged in any general solicitation, or published any advertisement in connection with the offer and sale of the Shares.

2.1.8 Restrictions on Transfer; Shell Company. The Purchaser understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Purchaser understands the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and the Purchaser understands that the book-entries representing the Shares will contain a legend in respect of such restrictions. If in the future the Purchaser decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. The Purchaser agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, the Purchaser may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration under the Securities Act or an exemption therefrom, the Purchaser agrees not to resell the Shares. The Purchaser further acknowledges that because the Company is a shell company, Rule 144 may not be available to the Purchaser for the resale of the Shares until at least one year following consummation of the initial business combination of the Company, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9 No Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Purchaser in connection with the transactions contemplated by this Agreement.

2.1.10 Sanctions. The Purchaser is not, and is not owned or controlled by or acting on behalf of a Sanctioned Person (as defined below). The Purchaser is not a non-U.S. shell bank or providing banking services to a non-U.S. shell bank. The Purchaser represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Purchaser maintains, either directly or through the use of a third-party administrator, policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Purchaser also represents that it maintains, either directly or through the use of a third party administrator, policies and procedures reasonably designed for the screening of any investors against Sanctions-related lists of blocked or restricted persons. The Purchaser further represents and warrants that, to its best knowledge, the funds held by the Purchaser and used to purchase the Shares are derived from lawful activities. For purposes of this Agreement, “Sanctioned Person” means, at any time, any person or entity: (i) listed on any Sanctions-related list of designated or blocked or restricted persons; (ii) that is a national of, the government of, or any agency or instrumentality of the government of, or resident in, or organized under the laws of, a country or territory that is the target of comprehensive Sanctions from time to time (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region); or (iii) owned or controlled by or acting on behalf of any of the foregoing. “Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (a) the United States (including without limitation the U.S. Department of the Treasury, Office of Foreign Assets Control, the U.S. Department of State, and the U.S. Department of Commerce), (b) the European Union and enforced by its member states, (c) the United Nations and (d) Her Majesty’s Treasury of the United Kingdom.

2.1.11 ERISA. If the Purchaser is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are deemed to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transactions provisions of ERISA or Section 4975 of the Code, the Purchaser represents and warrants that (i) neither the Company, nor any of its respective affiliates (the “Transactions Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Shares, and none of the Transactions Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Shares and (ii) none of the acquisition, holding and/or transfer or disposition of the Shares will result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation of any similar law or regulation.

2.1.12 Non Reliance. In making its decision to make the investment in the Shares contemplated hereby and to enter into this Agreement, the Purchaser represents that it has relied solely upon its own independent investigation. Without limiting the generality of the foregoing, the Purchaser has not relied on any statements or other information provided, if any, by or on behalf of Jefferies LLC or any of its affiliates, control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing concerning the Company, the Sponsor, the Shares, this Agreement or the transactions contemplated hereby. The Purchaser acknowledges and agrees that Jefferies LLC (i) has not provided the Purchaser with any advice with respect to the Shares, this Agreement or the transactions contemplated hereby, (ii) has not made any representation, express or implied as to the Company, the Sponsor or any of their respective affiliates, their credit quality, the Shares, this Agreement or the transactions contemplated hereby, (iii) has not acted as the Purchaser’s financial advisor or fiduciary in connection with the purchase of the Shares, the entering into this Agreement or the transactions contemplated hereby, (iv) may have acquired, or may acquire, non-public information with respect to the Company, the Sponsor or any of their respective affiliates which the Purchaser agrees need not be provided to it, and (v) may have existing or future business relationships with the Company, the Sponsor or any of their respective affiliates (including, but not limited to, lending, depository, risk management, advisory and banking relationships) and will pursue actions and take steps that Jefferies LLC deems necessary or appropriate to protect its interests arising therefrom without regard to the consequences to the Purchaser, and that certain of these actions may have material and adverse consequences to the Purchaser. The Purchaser acknowledges that it has not relied on Jefferies LLC in connection with its determination as to the legality of its acquisition of the Shares, of its entering into this Agreement or as to the other matters referred to herein and the Purchaser has not relied on any investigation that Jefferies LLC or any of its affiliates or any person acting on its behalf may have conducted with respect to the Shares, the Company or the Sponsor. The Purchaser further acknowledges that in making its investment decision to make the investment in the Shares as contemplated hereby and to enter into this Agreement, the Purchaser has not relied on any information contained in any research reports prepared by Jefferies LLC or any of its affiliates.

2.1.13 No Public Market. The Purchaser understands that no public market now exists for the Shares, and that neither the Company nor the Sponsor has made any assurances that a public market will ever exist for the Shares.

2.1.14 Principal Place of Business. The Purchaser’s principal place of business is the office or offices located at the address of the Purchaser set forth on the signature page hereof.

2.1.15 Acknowledgment. The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company; provided, however, that, the Company and the Sponsor agree that none of the information conveyed to Purchaser in connection with the transactions contemplated by the Agreement will constitute material non-public information of the Company or of its securities upon the effectiveness of the Registration Statement on Form S-1 filed by the Company (the “Registration Statement”) in connection with the $200,000,000 initial public offering (“IPO”) of 20,000,000 units (“Units”).

2.1.16 Adequacy of Financing. The Purchaser has available to it sufficient funds to satisfy its obligations under this Agreement.

2.1.17 No Affiliation. The Purchaser is neither a person associated nor affiliated with Jefferies LLC.

2.2 Company’s Representations, Warranties and Agreements. To induce the Purchaser to purchase the Shares and Units in the Company’s IPO, the Company hereby represents and warrants to the Purchaser and agrees with the Purchaser as follows:

2.2.1 Organization and Corporate Power; Due Authorization. The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to enter into this Agreement and to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Company and the other parties hereto, this Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The Shares have been duly authorized and validly issued, and are fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights.

2.2.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Certificate of Incorporation or Bylaws of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or by which the Shares are bound or (iii) any law, statute, rule or regulation to which the Company is or the Shares are subject, or any agreement, order, judgment or decree to which the Company is or the Shares are subject, except in the case of clauses (ii) and (iii), that would not reasonably be expected to prevent the Company from fulfilling its obligations under this Agreement.

2.2.3 No Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Company in connection with the transactions contemplated by this Agreement.

2.2.4 No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company or the Shares which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

2.2.5 Compliance with Law. The Company is in compliance with all applicable laws and has not received any written communication from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company or its ability to complete the transactions contemplated by this Agreement or the IPO.

2.2.6 FCPA. Neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

2.2.7 Anti-Money Laundering Laws. To the knowledge of the Company, the operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.2.8 No Registration. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 2.1 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Sponsor to the Purchaser.

2.2.9 No General Solicitation. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Shares. Neither the Company nor any person acting on its behalf has offered or will offer any of the Shares in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.2.10 Investment Company Act. The Company is not, and immediately after receipt of payment for the Shares and consummation of the transactions contemplated by this Agreement or the IPO, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.3 Sponsor’s Representations, Warranties and Agreements. To induce the Purchaser to purchase the Shares and Units in the IPO, the Sponsor hereby represents and warrants to the Purchaser and agrees with the Purchaser as follows:

2.3.1 Organization and Corporate Power. The Sponsor is duly formed and validly existing as a limited liability company in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Sponsor. The Sponsor possesses all requisite power and authority necessary to enter into this Agreement and to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Sponsor and the other parties hereto, this Agreement is a legal, valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.3.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the organizational documents of the Sponsor, (ii) any agreement, indenture or instrument to which the Sponsor is a party or by which the Shares are bound or (iii) any law, statute, rule or regulation to which the Sponsor is or the Shares are subject, or any agreement, order, judgment or decree to which the Sponsor is or the Shares are subject, except in the case of clauses (ii) and (iii), that would not reasonably be expected to prevent the Sponsor from fulfilling its obligations under this Agreement.

2.3.3 Title to Securities. The Sponsor is the record and beneficial owner of the Shares. Upon delivery in accordance with, and payment pursuant to, the terms hereof, the Purchaser will have or receive good title to the Shares sold by the Sponsor, free and clear of all liens, claims, pledges, security interests, proxies, voting agreements, transfer restrictions and encumbrances of any kind, other than (i) transfer restrictions, voting agreements and risks of forfeiture hereunder and any other agreements to which the Shares may be subject and of which Purchaser has been notified in writing on or prior to the date hereof, (ii) transfer restrictions under federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of the Purchaser. Except as described in this Agreement, there is no agreement, arrangement or understanding with any other person regarding the sale or transfer of the Shares.

2.3.4 No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Sponsor which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

2.3.5 No Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Sponsor in connection with the sale of the Shares to the Purchaser and the transactions contemplated by this Agreement, other than such state blue sky and the Financial Industry Regulatory Authority consents and approvals as may be required in connection with the transactions contemplated hereby which, to the extent required, have been obtained on or prior to the date hereof.

2.3.6 Most Favored Nation. Substantially concurrently with the execution of this Agreement, the Company and the Sponsor are entering into separate agreements (each, an “Other Anchor Agreement”) with other “anchor investors” in respect of the purchase of shares of the Company’s Class B common stock and the IPO (each, an “Other Anchor Investor”, and collectively, the “Other Anchor Investors”) on substantially the same terms and conditions as those set forth in this Agreement. Each of the Company and the Sponsor represents that the material terms of the Other Anchor Agreements are no more favorable to the Other Anchor Investors thereunder than the terms of this Agreement are in respect of the Purchaser; provided, however, that the purchase by an Other Anchor Investor of a different number of shares of Class B common stock shall not be considered more favorable so long as the ratio of (i) the number of Shares to be purchased by the Purchaser to (ii) the number of Units to be set forth in the Purchaser’s IPO Indication (as defined below) is the same as the corresponding ratio applicable to each of the Other Anchor Investors, which ratio is the same across all Other Anchor Investors. In the event that an Other Anchor Investor is afforded any such more favorable terms than the Purchaser at any time prior to the IPO, the Sponsor shall promptly so inform the Purchaser of such more favorable terms, and the Purchaser shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same. Notwithstanding the foregoing, for purposes of this Section 2.3.6, Other Anchor Investors shall exclude (i) UBS O’Connor and its affiliates (and this provision shall not be appliable to any agreements between the Sponsor and such persons) and (ii) any person that enters into a formal forward purchase agreement in connection with a private investment in public equity of the Company in support of the Company’s initial business combination.

3. Forfeiture of Shares.

3.1 Indication of Interest. Upon being provided an opportunity to submit an indication of interest to acquire up to [        ] Units, which represents up to [        ]% of the Units being offered to the public by the Company in its IPO (excluding any Units to be offered pursuant to any over-allotment option) (“IPO Indication”), with each such Unit being sold at a purchase price of $10.00 per Unit and comprised of one share of Class A common stock and one-half of one redeemable warrant to purchase one share of Class A common stock, in the event that the Purchaser (together with all other Related Purchasers (as defined below)) submits an IPO Indication for less than [        ]% of the Units being offered by the Company in its IPO (excluding any Units to be offered pursuant to any over-allotment option) or does not submit any IPO Indication, or following such submission of interest fails to remit in full the purchase price for the Units allocated to the Purchaser in the IPO (up to a maximum of [        ]% of the Units being offered in the IPO for the Purchaser and all other Related Purchasers (excluding any Units to be offered pursuant to any over-allotment option)), the Purchaser acknowledges and agrees that (i) it (or, if applicable, it and any transferees of Shares) shall forfeit back to the Sponsor any and all rights to all of the Shares purchased pursuant to this Agreement and (ii) the Company shall instruct its transfer agent to transfer the Shares back to the Sponsor. For the avoidance of doubt, the parties hereto acknowledge that in the event the Purchaser (together with all other Related Purchasers) does not submit the IPO Indication, the Sponsor and the Company’s only remedy with respect thereto shall be the forfeiture of any right, title and interest in and to the Purchaser’s Shares..

3.2 Termination of Rights as Stockholder. If the Shares are forfeited in accordance with this Section 3, then after such time the Purchaser (or successor in interest) shall no longer have any rights as a holder of such forfeited Shares.

3.3 Reduction. In the event that the purchase of the number of Units in the Purchaser’s IPO Indication would result in the aggregate number of shares of Class A common stock beneficially owned (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the Purchaser and any Related Purchaser (as defined below) exceeding [        ]% of the Company’s outstanding shares of Class A common stock, the number of Units that the Purchaser has the right to acquire in the Purchaser’s IPO Indication shall be reduced to the extent such beneficial ownership would exceed [        ]% of such outstanding securities (the “Reduction”). For the purposes of this Agreement, “Related Purchaser” means any affiliate of the Purchaser which has entered into an agreement substantially similar to this Agreement with the other parties hereto and any persons whom the Company has been informed in writing are acting together as a “group” that includes the Purchaser (as such term is defined in Rule 13d-5 under the Exchange Act).

3.4 No Modifications. Except as expressly provided in Section 3 of this Agreement, the parties hereby agree that without the prior written consent of the Purchaser, the Shares purchased by the Purchaser shall not be subject to forfeitures, surrenders, claw-backs, transfers, disposals, concessions or share price vesting triggers (commonly known as “earn-outs”), reductions, mandatory repurchases, redemptions, modifications, cut-backs, or exchanges for any reason, including but not limited to (i) as part of negotiating an initial business combination, or (ii) as a result of the failure of the underwriter to exercise its over-allotment option. The parties agree that the number of Shares held by the Purchaser shall not be decreased solely as a result of the Purchaser being allocated less than [        ]% of the Units in the IPO or if the Purchaser’s IPO Indication is reduced due to a Reduction; provided, however, that in the event the aggregate offering amount of the IPO is downsized from 20,000,000 Units/$200,000,000, the number of Shares held by the Purchaser and all Other Anchor Investors shall be decreased pro rata by the same percentage that the total number of shares of Class B common stock held by the Sponsor is reduced as a result of such downsizing (without taking into account any reduction in the Shares held by the Sponsor as a result of the failure of the underwriter to exercise its over-allotment option); provided further, however, that, in the event of a Reduction of Units in accordance with Section 3.3 hereof, the Purchaser shall forfeit all of its Shares in the event that the Purchaser purchases less than the number of Units set forth in its IPO Indication as adjusted after giving effect to the Reduction.

3.5 Share Adjustments. In the event that the number of Shares held by the Purchaser is decreased pursuant to Section 3.4 above, the book-entry records of the Purchaser for such Shares shall be reduced accordingly (and, if applicable, the book-entry records for the Sponsor shall be increased accordingly). If the Shares are required to be issued in certificated form (such certificates hereinafter referred to as the “Original Certificates”) and an adjustment to the Original Certificates, if any, is required pursuant to Section 3.4, then the Purchaser shall return such Original Certificates to the Sponsor or its designated agent as soon as practicable upon its receipt of notice from the Company advising the Purchaser of such adjustment, following which a new certificate (the “New Certificate”), if any, shall be issued in such amount representing the adjusted number of Shares held by the Purchaser. The New Certificate, if any, shall be returned to the Purchaser as soon as practicable. Any such adjustment for any uncertificated shares held by the Purchaser shall be made in book-entry form.

4. Trust Account; Waiver of Liquidation Distributions; Redemption Rights. Solely with respect to the Shares purchased pursuant to this Agreement, the Purchaser acknowledges that it has no right, title, interest or claim of any kind (“Claim”) in or to any distributions by the Company from the trust account which will be established for the benefit of the Company’s public stockholders and into which substantially all of the proceeds of the IPO will be deposited (the

“Trust Account”), (i) in the event of a liquidation of the Company upon the Company’s failure to timely complete an initial business combination and (ii) in connection with a stockholder vote to amend the Company’s amended and restated certification of incorporation in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company has not consummated an initial business combination within 18 months from the closing of the IPO (or such longer period if extended). Further, in no event will the Purchaser have the right to redeem any Shares for funds held in the Trust Account upon the successful completion of an initial business combination. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account. For purposes of clarity, the parties agree and acknowledge that neither the Purchaser nor any affiliate thereof is hereby waiving any rights, including any redemption right or claim to funds held in the Trust Account, for shares of Class A common stock contained in Units purchased in the IPO or shares of Class A common stock (or shares of Class A common stock contained in Units) purchased in the aftermarket and nothing shall prevent the Purchaser from exercising its redemption rights and receiving distributions (including liquidating distributions) from the Trust Account or otherwise redeeming or tendering such securities in connection with the successful completion of the initial business combination or any other event that affords public stockholders the right to redeem, for any shares of Class A common stock it acquires in the IPO or in the open market in accordance with the terms and conditions applicable to the Class A common stock and the IPO described in the Registration Statement.

5. Restrictions on Transfer.

5.1 Lock-up. The Purchaser agrees that it shall not Transfer (as defined below) any Shares (or shares of Class A common stock issuable upon conversion thereof) until the earlier to occur of: (a) one year after the completion of the Company’s initial business combination; and (b) subsequent to the Company’s initial business combination, (x) if the last reported sale price of the shares of Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial business combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property (the “Lock-up Period”). Notwithstanding the first sentence of this Section 5.1, Transfers of the Shares and shares of Class A common stock issued or issuable upon the exercise or conversion of the Shares and that are held by the Purchaser or any of its permitted transferees (that have complied with this Section 5.1), are permitted (i) to the Company’s officers or directors, any affiliates or family members of any of the Company’s officers or directors, any members of the Sponsor or their affiliates, or any affiliates of the Sponsor or any employees of such affiliates; (ii) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by private sales or transfers made in connection with the consummation of the Company’s initial business combination at prices no greater than the price at which the securities were originally purchased; (vi) in the case of the Purchaser, to any affiliate of the Purchaser (including any investment funds managed by the same investment advisor to the Purchaser); (vii) to the Company for no value for cancellation in connection with the consummation of the Company’s initial business combination and conversion of the Shares into Class A common stock of the Company; (viii) in the event of the Company’s liquidation prior to the consummation of its initial business combination; and (ix) in the event of the Company’s liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property subsequent to the consummation of the Company’s initial business combination (the transferees referred to in clauses (i) through (ix) above are called “Permitted Transferees”); provided, however, that in the case of clauses (i) through (vi), these Permitted Transferees must enter into a written agreement agreeing to be bound by the terms of this Agreement. For purposes of clarity, the Shares will not be subject to additional contractual lock-ups other than as provided for in this Section 5.1, and any shares of Class A common stock purchased by the Purchaser and/or any affiliate thereof in the IPO or in the aftermarket (including as part of Units or upon the exercise of warrants of the Company) are not subject to the restrictions set forth in this Section 5.1. In addition, neither Sponsor nor any other holder of shares of Class B common stock is being afforded more favorable lockup terms than those detailed in this Section 5.1, and if the Sponsor or any other holder of Class B common stock is given an early release or favorable modification of such lockup terms, the parties hereto agree that the Purchaser will receive the same treatment. Notwithstanding the foregoing, the Company acknowledges and agrees that any such agreement limiting the right of the Purchaser to transfer, sell or assign its Shares shall only be between the Purchaser and the Company.

5.2 Transfer. As used in this Agreement, “Transfer” shall mean the (a) sale, transfer or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

5.3 Securities Law Restrictions. In addition to the restrictions in Section 5.1, the Purchaser agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act with respect to the Shares proposed to be transferred shall then be effective or (b) if so requested by the Company, the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required. Each register and book-entry for the Shares shall contain a notation, and each certificate (if any) representing the Shares shall have endorsed thereon legends, substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD,

TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL (IF THE COMPANY SO REQUESTS), IS AVAILABLE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP.”

5.4 Removal of Legend. Following the expiration of any transfer restrictions of the Shares set forth in Section 5 of the Agreement, if the Shares are eligible to be sold without volume or manner of sale restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act, or if they are registered for resale under the Securities Act pursuant to a registration statement, then, at the written request of Purchaser or its transferees or assignees, the Company will use commercially reasonable efforts to cause its legal counsel to, (i) if the sale or transfer of the Shares are registered pursuant to an effective registration statement, promptly issue to the transfer agent a legal opinion instructing the transfer agent to remove any applicable restrictive legend in connection with such sale or transfer upon (x) receipt of an appropriate representation letter and other such documentation as the Company’s counsel reasonably deems necessary and appropriate consistent with market practice and (y) confirming compliance with applicable prospectus delivery requirements and (ii) if the sale or transfer of the Shares are not registered pursuant to an effective registration statement, promptly issue to the transfer agent a legal opinion to facilitate the sale or transfer of the Shares and removal of any restrictive legends pursuant to any exemption from the registration requirements of Section 5 of the Securities Act that may be available to the Purchaser; provided, however, that, in either clause (i) or (ii) above, (A) the Company and its counsel may request and rely upon customary representations from the Purchaser in connection with delivery of such opinion and (B) notwithstanding the foregoing, the Company and its counsel will not be required to deliver any such opinion, authorization, certificate or direction if it reasonably believes that removal of the legend could result in or facilitate transfers of securities in violation of applicable law.

5.5 Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than Shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding Shares without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

5.6 Registration Rights. The Purchaser acknowledges that the Shares are being offered and sold to Purchaser pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after certain conditions are met or they are registered pursuant to a registration and stockholder rights agreement to be entered into prior to the closing of the IPO by and among the Company, the Sponsor and certain other parties thereto, in substantially the form filed as an exhibit to the Registration Statement (the “Registration Rights Agreement”). The Purchaser shall be (i) a “Permitted Transferee” as defined in the Registration Rights Agreement, (ii) an assignee of the Sponsor’s registration rights, duties and obligations under the Registration Rights Agreement, subject to the proviso below regarding lock-up and transfer restrictions, with respect to the Shares (if not forfeited) and (iii) a third party beneficiary of such Registration Rights Agreement and any amendments thereto. By entering into this Agreement, the Purchaser agrees to be bound by the terms and conditions of the Registration Rights Agreement, except to the extent that such Registration Rights Agreement includes additional lock-up or transfer restrictions relative to those contained herein. The Purchaser’s registration rights under the Registration Rights Agreement may not be subsequently terminated or adversely amended, revised or otherwise modified without the Purchaser’s written consent.

6. Other Agreements.

6.1 Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2 Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be in writing and delivered: (i) personally or sent by first class registered or certified mail or overnight courier service to the mailing address on the signature pages hereto or such other mailing address as may be designated in writing to such party, (ii) by facsimile to the fax number most recently provided to the sender thereof or such other fax number as may be designated in writing to such party and (iii) by electronic mail to the electronic mail address on the signature pages hereto or such other electronic mail address as may be designated in writing to such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

6.3 Entire Agreement. This Agreement together with the Registration Rights Agreement, substantially in the form filed as an exhibit to the Registration Statement, embodies the entire agreement and understanding among the Purchaser, the Sponsor and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.4 Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.5 Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party or parties entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.6 Assignment. Except as specifically provided herein, the rights and obligations under this Agreement may not be assigned by a party hereto without the prior written consent of all of the other parties. Notwithstanding the foregoing, the Purchaser may assign its rights and obligations under this Agreement to one or more of its affiliates, to other investment funds managed or advised by the investment manager who acts on behalf of the Purchaser or by an affiliate of such investment manager.

6.7 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.8 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

6.9 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be invalid or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it valid and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly invalid or unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.10 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party or parties receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof, any investigations made by or on behalf of the parties and the consummation of the transactions contemplated by this Agreement.

6.12 No Broker or Finder. Each of the parties hereto represents and warrants to the other parties that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on any of the other parties. Each of the parties hereto agrees to indemnify and save the other parties harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.13 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.14 Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The words “execution”, “signed”, “signature” and words of like import in this Agreement and the Registration Rights Agreement or in any certificate, agreement or document related to this Agreement and the Registration Rights Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the U.S. Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act of the United States or the Uniform Commercial Code of the United States.

6.15 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

6.16 Jurisdiction. The parties hereby irrevocably and unconditionally (i) submit to the jurisdiction of the state courts of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

6.17 Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

6.18 Expenses. Each of the Company, the Sponsor and the Purchaser will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all of The Depository Trust Company’s fees associated with the transfer of the Shares and the securities issuable upon conversion of the Shares.

6.19 Specific Performance. Each party hereto agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by any of the other parties hereto in accordance with the terms hereof and that the such party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity. Notwithstanding the foregoing and for the avoidance of doubt, the parties hereto acknowledge that in the event the Purchaser or its affiliates do not satisfy the conditions set forth in Section 3.1, the Sponsor and the Company’s only remedy with respect thereto shall be the forfeiture of the Purchaser’s Shares.

6.20 Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements (and subject to Section 8 hereof), unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

7. Voting and Tender of Shares. The Purchaser agrees to vote the Shares in favor of an initial business combination that the Company negotiates and submits for approval to the Company’s stockholders and shall not seek redemption with respect to any of such Shares. Additionally, the Purchaser agrees with the Company not to tender any Shares in connection with a tender offer presented to the Company’s stockholders in connection with an initial business combination negotiated by the Company. For purposes of clarity, (i) any shares of Class A common stock or other securities of the Company purchased by the Purchaser in the IPO (including pursuant to the IPO Indication) or in the aftermarket are not subject to the restrictions set forth in this Section 7, (ii) nothing shall prevent the Purchaser from exercising its rights, including any redemption rights, and receiving distributions (including liquidating distributions) from the Trust Account, or otherwise redeeming or tendering securities in connection with the successful completion of the initial business combination or any other event that affords public stockholders the right to redeem, for any securities it acquires in the IPO or in the open market in accordance with the terms and conditions applicable to the Class A common stock and the IPO described in the Registration Statement and (iii) the foregoing agreements that the Purchaser vote all Shares in favor of such proposed business combination and not tender any Shares in connection with a tender offer shall only be between the Purchaser and the Company. Notwithstanding anything to the contrary in this Section 7, the Purchaser may, in the Purchaser’s sole discretion, elect to abstain from voting in matters related to a proposed Business Combination.

8. Use of Purchaser’s Name. Neither the Company nor the Sponsor will, without the prior written consent of the Purchaser in each instance, disclose, use in advertising, publicity or otherwise, the name of the Purchaser; provided, however, the Company may disclose the Purchaser’s name and information concerning the Purchaser (a)(i) to the extent required by applicable law, regulation or regulatory request as interpreted by the Company in good faith and its sole discretion even if not explicitly required (including in any SEC filings, or any filings with an exchange that the Shares are to be listed on or similar filings), (ii) in connection with any inquiry by a governmental authority or (iii) in connection with any litigation or threatened proceeding involving the Company or the Sponsor; provided further, however, that, subject to any legal or regulatory requirements, the Purchaser shall be provided with an opportunity to review any references to its name prior to such disclosure or use and the Company in good faith will consider reflecting any reasonable comments from the Purchaser or (b) to the Company’s and the Sponsor’s lawyers, independent accountants and to other advisors and service providers who reasonably require the Purchaser’s information in connection with the provision of their services to the Company or the Sponsor of such information and are advised of the confidential nature of such information. Any determination by the Company’s outside counsel that disclosure of the Purchaser’s name and other information concerning the Purchaser is so required shall be final.

9. Termination and Refund. Unless otherwise agreed by the parties hereto, this Agreement shall automatically terminate if the Company’s IPO is not consummated on or prior to October 31, 2021, unless otherwise agreed to in writing by the parties hereto. In the event of such termination, the Purchaser shall transfer the Shares back to the Sponsor and forfeit any and all rights to the Shares purchased pursuant to this Agreement and the Sponsor shall return the Purchase Price to the Purchaser.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

Very truly yours,

HOME PLATE ACQUISITION CORPORATION

By:
Name: Title: Address:

Home Plate Acquisition Corporation P.O. Box 1314 New York, NY 10028 Attn: E-mail:

with a copy to:

Attention: E-mail:

[Signature Page to Investment Agreement]

Accepted and agreed as of the date first written above

HOME PLATE SPONSOR LLC

By:
Name: Title:
Address:

c/o Home Plate Acquisition Corporation P.O. Box 1314 New York, NY 10028 Attn: E-mail:

with a copy to:

Attention: E-mail:

[Signature Page to Investment Agreement]

Number of Shares purchased hereunder:	PURCHASER:

[NAME OF PURCHASER]

By:
Name: [•] Title: [•]

Address:

Attention: E-mail:

Tax ID No.

with a copy to:

Attention: E-mail:

[Signature Page to Investment Agreement]